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                                                                  EXHIBIT 10.54



                    BILLING AND COLLECTION SERVICES AGREEMENT





This Agreement is made in duplicate this 23 day of July, 1999.

BETWEEN:

         Startec Global Communications Company (Canada), a corporation duly incorporated under the laws of Nova Scotia, having an office at Suite 800 1959 Upper Water Street, Halifax, NS B3J 3NL

         (hereinafter referred to as "the Alternate Provider of Long Distance Service" or "the APLDS")

AND:

         BC TEL, a corporation duly incorporated under the laws of Canada, having an office at 3777 Kingsway, Burnaby, B.C. V5H 3Z7


         (hereinafter referred to as "BC TEL")


         Whereas BC TEL has agreed to provide billing and collection services for Eligible Calls to Customers who maintain accounts with BC TEL, as defined within; and

         Whereas the APLDS wishes to utilize BC TEL's billing and collection services;

         BC TEL and the APLDS in consideration of the mutual covenants and promises in this Agreement therefore agree as follows:


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         Article 1         DEFINITIONS

1.       In this Agreement, these terms will be defined as follows:

         a) "Casual Calls" means calls placed on the APLDS's network using the 101XXXX dialing plan, placed by a caller who is not an APLDS subscriber.

         b) "Collect Calls" means collect calls placed on the APLDS's network which are billed to a Customer who is not an APLDS subscriber.

         c) "Third Party Calls" means calls placed on the APLDS's network which are billed to a third party telephone number, where such third party is not an APLDS subscriber.

         d) "900 Service Calls" means calls placed to an APLDS provided 900 number, where the caller is not an APLDS subscriber.

         e) "Customer" means an end user who purchases communications services from the APLDS and who maintains an account with BC TEL.

         f) "Bad Debt" means charges for Eligible Calls which have been legitimately billed to Customers, but are not paid by the Customers and which are not disputed by the Customers as described in BC TEL's billing and collection services procedures which are provided to the APLDS from time to time. Bad Debt specifically excludes charges incurred fraudulently.

         g)       "GST" means applicable Goods and Services Tax.

         h)       "PST" means applicable Provincial Sales Tax.

         i) "Chargeback" means an account receivable which is returned to the APLDS by BC TEL after it has been included on a Customer's invoice.

         j) "Eligible Calls" means message toll service calls placed on the APLDS's network as described in Article 2.1.

         k)       "Recirculated" means held by the APLDS and periodically


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                  investigated by the APLDS to determine whether the Customer is a subscriber to the APLDS's services.

         l) "Rebilled" means provided to BC TEL for inclusion on a Customer invoice subsequent to being previously included on a Customer invoice by BC TEL.


Article 2         SCOPE OF THE AGREEMENT

2.1 Subject to Articles 2.2, 2.3 and 2.4, BC TEL will purchase from the APLDS and the APLDS will sell, assign, transfer and set over unto BC TEL all rights, title and interests in and to the accounts receivable for Eligible Calls accruing to the APLDS. Eligible Calls consist exclusively of:

         a) Casual Calls other than casual calls to Long Distance Directory Assistance (LDDA),
         b)       Collect Calls,
         c)       Third Party Calls,
         d) 900 Service Calls, provided that the 900 Service program associated with such calls meets the then current Program Content Guidelines specified in Schedule "C" to the Advantage 900 Accounts Receivable Management (ARM) Agreement approved from time to time by the Canadian Radio-television and Telecommunications Commission, and

         e) Calls placed over the APLDS's network using the '1+' dialing plan, that appear to be Casual Calls, provided that the calls have been Recirculated by the APLDS for at least 14 days.

         BC TEL will not purchase from the APLDS and the APLDS will not sell, assign, transfer and set over unto BC TEL the accounts receivable for any other types of calls.

2.2 BC TEL, at its sole discretion, will not purchase accounts receivable for the following types of charges, or if such accounts receivable are purchased, BC TEL may return them or charge them back to the APLDS and BC TEL shall be entitled to recover the full amount of all payments made by BC TEL to the APLDS for such accounts receivable, including taxes, and to retain any charges applied by BC TEL pursuant to Articles 6 and 7 hereof:



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         a)       For which there are invalid entries in the fields of the
                  associated call detail records provided by the APLDS, as defined by the technical specifications of the services which are provided to the APLDS from time to time by BC TEL,
         b) For which the associated call detail records do not pass edits for validity and consistency or the charge cannot otherwise be billed to a Customer,
         c) Associated with domestic and Canada-USA calls which are more than 60 days old when first received by BC TEL and Rebilled calls which are more than 120 days old when received by BC TEL,
         d) Associated with overseas calls which are more than 120 days old when first received by BC TEL and Rebilled overseas calls which are more than 180 days old when received by BC TEL,
         e) Associated with calls charged to accounts outside of BC TEL's operating territory, including accounts in independent company territories,
         f)       Associated with calls charged to non-existent accounts,
         g) Associated with calls for which the charge has been duplicated,
         h) Associated with Third Party Calls or Collect Calls where the charges for such calls have not been validated by the APLDS by obtaining the concurrence of the billed party at the time each such call was made,
         i) Associated with calls where the Customer denies knowledge of the call, requests an adjustment due to dialing error, or any other conditions as described in the billing and collection services procedures which are provided to the APLDS from time to time by BC TEL,
         j)       Associated with fraudulent or suspected fraudulent calls, and
         k)       Associated with calls that are Rebilled more than once.

2.3 Notwithstanding anything herein, BC TEL will not purchase and the APLDS will not sell, assign, transfer or set over the accounts receivable for 900 Service Calls associated with programs that do not comply with the then current Program Content Guidelines as specified in Schedule "C" to the Advantage 900 Accounts Receivable Management (ARM) Agreement approved from time to time by the Canadian Radio-television and Telecommunications Commission. In the event that the APLDS provides accounts receivable for 900 Service Calls associated with programs that do not comply with the Program Content Guidelines, BC


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         TEL may return the accounts receivable to the APLDS and recover the full amount of the charge including taxes and retain any charges applied by BC TEL pursuant to Articles 6 and 7 hereof and, at its discretion, terminate the billing of charges for 900 Service Calls under this Agreement, subject to the procedures for termination specified in Article 12.

2.4 Title to the accounts receivable which BC TEL purchases and the APLDS sells, assigns, transfers or sets over pursuant to this Agreement will be deemed to have passed to BC TEL upon such account receivable's successful completion of all BC TEL pre-billing edits.

2.5 In the event an account receivable is charged back to the APLDS, title to such account receivable shall be deemed to have reverted to the APLDS upon the APLDS's receipt of the Chargeback record applicable to such account receivable.

2.6 The APLDS will record all necessary billing details, as defined by the technical specifications of the services which are provided to the APLDS from time to time by BC TEL, for all Eligible Calls by Customers, calculate the amounts owing including taxes, and forward a transmittal invoice to BC TEL. BC TEL will include the relevant charges in statements distributed to Customers responsible for the payment of the Eligible Calls.

2.7 The provision of billing and collection services to the APLDS does not preclude BC TEL from providing billing and collection services or any other service to any other parties, including any other alternative providers of long distance service.


Article 3         RIGHTS AND RESPONSIBILITIES OF BC TEL

3.1 BC TEL will make available to the APLDS the following billing and collection services in accordance with the terms and conditions contained herein, any applicable provisions of BC TEL's Terms of Service and tariffs and the technical specifications of the services which are provided to the APLDS from time to time by BC TEL:

         a) Preparation and rendering of bills for charges associated with Eligible Calls by Customers and which charges have been purchased by BC TEL.


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         b)       Collection of payments for charges relating to Eligible Calls made by Customers of the APLDS, including appropriate taxes which will be remitted by the APLDS to the appropriate governments as specified in Article 5.


         c) Answering of Customer questions regarding charges billed by BC TEL for Eligible Calls provided by the APLDS, excluding questions about the details of the APLDS's services, rates, rate structures and similar matters.

         d) Application of credits and adjustments to Customer accounts, in accordance with the billing and collection services procedures which are provided by BC TEL to the APLDS from time to time.

3.2 Customer billing records which do not pass edits for validity and consistency will be returned to the APLDS unprocessed and BC TEL will not purchase such accounts receivable from the APLDS. The edits for validity and consistency are described in the technical specifications of the services which are provided to the APLDS from time to time by BC TEL.

3.3 Accounts receivable for which BC TEL does not collect payment from the Customer may be returned to the APLDS as provided for in Article 2, except as provided for in Article 3.4. For these Chargebacks, BC TEL will return to the APLDS such call detail information as is provided for in the technical specifications of the services which are provided to the APLDS from time to time by BC TEL. For these Chargebacks, BC TEL will recover from the APLDS the full amount of all payments made by BC TEL to the APLDS for the accounts receivable, including taxes, and will retain any charges applied by BC TEL pursuant to Articles 6 and 7 hereof.

3.4 Accounts receivable which become Bad Debt will not be charged back to the APLDS, except as otherwise provided for in Articles 2.2, 2.3 and 3.2.

3.5 The parties hereto agree and the APLDS represents to BC TEL that BC TEL will have full power and authority, at any time, to notify any person who will be concerned with the assignment of the accounts


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         receivable or otherwise affected by it, of the fact that said assignment has been made. Furthermore, the APLDS, at BC TEL's request, will notify any person who will be concerned with the assignment of the accounts receivable or otherwise affected by it, of the fact that said assignment has been made.

3.6 The parties hereto agree and the APLDS represents to BC TEL that BC TEL will have full power and authority to register any and all financing statements and other similar documentation under any applicable legislation so as to protect and perfect its interest in the accounts receivable. The APLDS agrees to execute or obtain execution of all necessary consents required to give effect to this Article 3.

3.7 At any time during the continuance of this Agreement, BC TEL will have the right to sell, assign, transfer and set over the accounts receivable with all or any rights, title and interests therein to any person, firm or corporation, and the assignee thereof will acquire and possess all the powers, rights and interests granted under this Agreement and will be subject to any obligations of BC TEL hereunder.

3.8      For any call which is charged back to the APLDS pursuant to Article 2.2
         i), 2.2 j) and 2.2 k) in accordance with the applicable tariffs, BC TEL shall provide to the APLDS the Customer's name, telephone number and billing address associated with such a call.

3.9 All information provided to the APLDS pursuant to this Agreement is provided in confidence for the exclusive use of the APLDS. The APLDS is responsible for protecting the confidentiality of this information and may not provide, disclose or resell this information to any third party, including, but without restricting the generality of the foregoing, any agents, affiliates, co-venturers, etc.

3.10 All information provided to the APLDS pursuant to this Agreement, including, but without restricting the generality of the foregoing, the name, telephone number and billing address of any Customer, may only be used for the purpose of billing Eligible Calls. Such information may be provided by the APLDS to a third party if this information is to be used for billing and collection purposes on behalf of the APLDS subject to the appropriate privacy safeguards. Without limiting the generality of the foregoing, the APLDS may not use any information provided pursuant to this Agreement for telemarketing purposes. For the purposes of this Agreement, telemarketing shall include, but not be


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         restricted to, the promotion by the APLDS or by any person or entity, of the APLDS or its services or products, or of a third party or its services or products, by any means. Notwithstanding the foregoing, the APLDS may disclose a Customer=s name and address to an agent whom it has retained in thecollection of the Eligible Calls of that Customer, provided the information is required for, and is to be used only for, that purpose and the APLDS has implemented appropriate safeguards to protect the privacy of Customers.


Article 4         RIGHTS AND RESPONSIBILITIES OF THE APLDS

4.1 The APLDS will record all necessary billing details for all Eligible Calls by Customers including calculation of all amounts owing including taxes. The billing details will be provided to BC TEL in accordance with the technical specifications of the services which are provided to the APLDS from time to time by BC TEL. The APLDS is solely responsible for the accuracy of the billing details provided to BC TEL.

4.2 The APLDS will only submit to BC TEL accounts receivable for Eligible Calls, as described in Article 2. The APLDS agrees that for any other accounts receivable which are submitted to BC TEL, BC TEL may return or charge back the accounts receivable to the APLDS. In such event, BC TEL will recover the full amount of all payments made by BC TEL to the APLDS for the accounts receivable, including taxes, from the APLDS in accordance with Article 6 hereof and the APLDS will be required to pay to BC TEL charges as described in Article 7.

4.3 The APLDS is responsible for calculation and remittance of taxes, as described in Article 5.

4.4 The APLDS must provide for the use of Customers an inquiry telephone number and must be accessible at the inquiry telephone number to respond to Customer inquiries at no charge to any user of such service. The APLDS must speak directly to anyone who has contacted the APLDS via the inquiry telephone number within 24 hours of receipt of any such contact.


Article 5         TAXATION

5.1      Both parties acknowledge that federal and provincial sales or other


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         consumption taxes, including GST and PST, may apply to the charges for calls provided by the APLDS. BC TEL will be responsible fordetermining GST and British Columbia PST applicable and which must be levied from a Customer. The APLDS will be responsible for determining all other taxes applicable to the provision of its services and which must be levied from a Customer.

5.2 BC TEL will calculate the applicable amounts of GST and British Columbia PST due on all charges. The APLDS will calculate and provide to BC TEL the applicable amounts of all other provinces' PST due on all charges forwarded to BC TEL for billing purposes.

5.3 BC TEL will bill and collect the applicable taxes on behalf of the APLDS, unless BC TEL identifies the Customer as tax exempt (for either, or both, of GST and PST). If a Customer is tax exempt, the appropriate tax, or taxes, will be removed, other taxes will be recalculated by BC TEL, if necessary, and the revised tax amounts will be billed.

5.4 BC TEL will report to the APLDS the amount of tax, or taxes, that have been billed.

5.5 BC TEL will be responsible for the remittance of British Columbia PST to the British Columbia government. The APLDS will be responsible for the remittance of all other taxes to the appropriate government authorities.

5.6 In any event, the APLDS will indemnify and hold BC TEL harmless for any outstanding taxes which may subsequently be claimed against BC TEL as purchaser of the accounts receivable arising from the APLDS's failure to promptly notify BC TEL of applicable taxes or to remit all applicable taxes.


Article 6         PAYMENT FOR ACCOUNTS RECEIVABLE

6.1 BC TEL will pay to the APLDS an amount equal to the full value of each account receivable recorded less an accounts receivable management discount, as detailed in the applicable tariffs, to account for Bad Debt associated with the accounts receivable purchased from the APLDS, and less all associated charges specified in this Agreement to the APLDS including the full amount of each account receivable


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         returned or charged back to the APLDS. The resulting amount will be paid to the APLDS within forty-five (45) days of the last day of the calendar month for which the account receivable was recorded by BC TEL, or, in the event that full payment is not made by this time, interest will subsequently accrue on any outstanding balance at the rate specified in General Tariff CRTC 1005, Item 15 (2).

6.2 In the event that the accounts receivable management discount plus the associated charges to the APLDS plus the full amount of all accounts receivable returned and charged back to the APLDS exceeds the full value of the accounts receivable recorded during a calendar month, the APLDS will pay to BC TEL the difference forty-five (45) days from the last day of that month or thirty (30) days from the issuance by BC TEL of an accounting showing such difference for the month, whichever occurs later.

6.3 All monthly accounts will be deemed to have been accepted by the APLDS if no written objection will have been made thereto within one hundred and twenty (120) days from the date specified on such account. Any agreed adjustments arising from any such objection will be reflected in the next feasible monthly settlement payment.

6.4 In the event that the APLDS submits a written objection to BC TEL, BC TEL shall review the accounts in respect to which the objection shall have been made and shall render its decision regarding the objection to the APLDS within thirty (30) days. BC TEL's decision shall be final.

6.5 In the event that BC TEL experiences Chargebacks from Customers following the expiration or termination of this Agreement, the APLDS agrees to pay BC TEL the full amount of the accounts receivable charged back plus the associated charges forty-five (45) days from the last day of the month during which the Chargebacks occur.


Article 7         RATES AND CHARGES

7.1 In consideration of BC TEL providing billing and collection services to the APLDS as described in this Agreement, BC TEL will charge the APLDS and the APLDS will pay rates and charges as detailed in the applicable tariffs.


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Article 8         AUTHORIZATION

8.1 The APLDS expressly authorizes BC TEL to use the name of the APLDS for the purpose of identifying the APLDS on whose behalf the call is being billed in the collection of all accounts receivable.


Article 9         ACCOUNTING TO THE APLDS

9.1 BC TEL will provide reports to the APLDS, including an accounting of the payment due to the APLDS for the accounts receivable purchased by BC TEL. The reports will be provided according to the technical specifications of the services which are provided to the APLDS from time to time by BC TEL.

9.2 Any report provided to the APLDS will be deemed to be correct unless the APLDS notifies BC TEL of any discrepancy therein, within sixty (60) days from the date the report is issued by BC TEL.

9.3 In the event that an error is made by BC TEL in the preparation of any report, BC TEL's liability will be limited to correcting the same and to modifying the report accordingly in the next issue of the same.

9.4 The reports described in this article will be the only documentation conclusive with respect to accounts receivable and call volumes.


Article 10        LIMITATION OF LIABILITY

10.1 BC TEL's liability shall be subject to the provisions regarding liability in its Terms of Service. Without restricting the generality of the foregoing, BC TEL will not be responsible to the APLDS for direct, indirect, special, incidental or consequential damage or loss in connection with or arising out of the performance or non-performance of the terms of this Agreement howsoever caused, including, without limiting the foregoing, any business or economic loss, notwithstanding that BC TEL has been advised or is aware of the possibility thereof.

10.2     The provisions of this Article 10 will survive the expiration or



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         termination of this Agreement.


Article 11        TERM

11.1 This Agreement will be deemed to come into force on the _____ day of _________,_____ and will be effective for an initial period of two years from this date and will continue afterwards for successive month-to-month periods under the same terms and conditions unless and until terminated by either party upon sixty (60) days prior written notice to the other party, or pursuant to the provisions of this Agreement concerning termination.


Article 12        TERMINATION

12.1 Except as provided hereinafter, in the event that either party will be in breach of any of the terms of this Agreement, or, without restricting the generality of the foregoing, of any laws applicable thereto, regulations or BC TEL tariffs, the other party may, by notice to the party in default, require the remedy of said breach or the performance of the obligations hereunder. If the party so notified fails to remedy or perform within ten (10) days of the receipt of such notice, the other party may, without prejudice to all its rights and remedies in respect of breach of contract, subject to the terms of this Agreement, terminate this Agreement as specified in Article 12.7 below.

12.2 Where one party (the party in default) has received notification from the other party (the party not in default) pursuant to Article 12.1 of this Agreement and notwithstanding that the party in default has remedied such breach or has performed said obligation, in the event at any time thereafter that such party in default is found by the party not in default to have breached or to have failed to perform in respect of the same provision(s) of this Agreement under which notification was first provided pursuant to Article 12.1, the party not in default will have the right at its sole discretion to terminate this Agreement as specified in Article 12.7 below.

12.3 If, in BC TEL's reasonable judgment, the provision of billing and collection services under this Agreement gives rise to an unreasonable number of Customer complaints, BC TEL may terminate this Agreement upon thirty (30) days prior written notice to the APLDS.


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12.4     In the event that the Chargebacks associated with the APLDS's accounts receivable are at a level of 15% or more of the total accounts receivable for two (2) consecutive months, or if the Bad Debt associated with the APLDS's accounts receivable is at a level of 10% or more of the total accounts receivable for two (2) consecutive months, BC TEL may, at its sole discretion, terminate this Agreement as specified in Article 12.7 below.

12.5 Subject to the terms of this Agreement, any termination of this Agreement for breach of any of its terms will be without prejudice to all rights and remedies available to the party terminating this Agreement in respect of such breach.

12.6 Notwithstanding Article 12.7 below, if one of the parties becomes insolvent or if insolvency or bankruptcy proceedings of any kind are initiated against a party, if a party is placed in receivership or if a party has to perform a transfer of property in favour of its creditors or its property is placed under sequestration or is subject to liquidation, the other party may, upon notice, immediately terminate this Agreement.

12.7 Prior to termination of this Agreement, the party terminating the Agreement shall provide the other party with ten (10) days prior written notice stating the reason for termination and the scheduled termination date. Additionally, at least twenty-four hours prior to termination, the party terminating the Agreement shall advise the other party that termination is imminent.

12.8 If this Agreement is terminated by the APLDS prior to the end of the contract term, a charge equal to the remaining balance of monthly subscription fees shall apply for the contract term.

12.9 Without restricting the generality of the foregoing, all provisions of this Agreement regarding amounts payable to BC TEL for services provided to the APLDS shall survive termination of this Agreement.



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Article 13        NON-WAIVER

13.1 The failure of either party, at any time, to require performance by the other party of any provision, condition or covenant hereof will, in no way, affect its right thereafter to enforce the provision, condition or covenant, nor will the waiver by either party of any breach of any provision, condition or covenant hereof be taken or held binding upon the party, unless in writing, and the waiver will not be taken or held to be a waiver of any future breach of the same provision, condition or covenant.


Article 14        ENTIRE AGREEMENT

14.1 This Agreement, together with all matters incorporated by reference, constitutes the entire Agreement between the parties with regard to matters dealt with under this Agreement and there are no other conditions or warranties, expressed, implied or statutory, applicable to the subject.


Article 15        ASSIGNMENT

15.1 Except as provided herein, neither party will assign or transfer this Agreement, or any rights or privileges hereunder, in whole or in part, without the written prior approval of the other, provided however that nothing herein will prevent BC TEL from assigning or transferring this Agreement to a subsidiary or affiliate of BC TEL without the consent of the other party.

15.2 This Agreement will be binding upon the respective successors and permitted assigns of the parties hereto.


Article 16        GOVERNING LAW

16.1 The terms of this Agreement will be governed by the law of the Province of British Columbia.



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Article 17        REGULATORY APPROVAL

17.1 This Agreement, including the rates, terms and conditions specified herein and in the applicable tariffs, are subject to all applicable regulatory approvals. Such rates, terms and conditions may be modified from time to time in accordance with and subject to the approval of the Canadian Radio-television and Telecommunications Commission.


Article 18        INTERPRETATION

18.1 The headings appearing in this Agreement have been inserted as a matter of convenience and for reference only and, in no way, define, limit or enlarge the scope or meaning of this Agreement or of any provisions hereof.

18.2 Whenever a word importing the singular number only is used in this Agreement, such word will include the plural and words importing either gender or firms or corporations will include the persons or other genders and firms or corporations where applicable. Any reference to the term of this Agreement will, unless the context otherwise requires, be deemed to include any renewals hereof.


Article 19        SEVERABILITY

19.1 If any clause or clauses or part or parts of clauses in this Agreement be illegal or unenforceable, it or they will be considered separate and severable from the Agreement and the remaining provisions of the Agreement will remain in full force and effect and will be binding upon the parties hereto as though the said clauses or part or parts of clauses had never been included, provided, however, that in the event that the removal of such clause or clauses renders this Agreement ineffective in the assessment of BC TEL, BC TEL shall have the right to terminate this Agreement as specified in Article 12.7.


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Article 20        NOTICES

20.1 Any notice or other communication hereunder will be in written form and will be sufficient if delivered personally, by facsimile or by pre-paid registered mail to the address of the APLDS as follows:

         -
         -
         -
         -
         -
         -

         and to BC TEL at the following address:


         Dan Delaloye
         Vice President International & Carrier Services
         26th Floor Telus Tower
         411 1st Street S.E.
         Calgary, Alberta
         T2G 4Y5

20.2 The date of receipt of such communication will be the first business day following the date sent, if delivered personally or by facsimile, or, if sent by pre-paid registered mail, will be deemed to be the fifth business day after the same will have been mailed, except in the event of a mail strike this latter presumption will not apply.

20.3 Either party may change its address for notice under Article 20 without obtaining consent from the other party, provided, however, that it notifies the other party in writing of its new address.


                                                                         Page 16
                                                                Revised 97 05 12

Article 21        FORCE MAJEURE

21.1 Neither party will be held liable for any delay or failure in performance of any part of this Agreement in the event of force majeure or for any cause beyond the reasonable control of the party concerned. In particular, and without limiting the above, the parties will be excused from the performance of their obligations under this Agreement where failure to comply with any of the terms or conditions of this Agreement will be caused by an act of God, strike, walk out, public enemy, war, civil commotion, riot, judicial or government order, other requirement of law, or any other cause of whatsoever nature or kind beyond the reasonable control of either party.


Article 22        LANGUAGE

22.1 This Agreement has been prepared and drawn up in the English language at the express wish of the parties. Le present contrat a ete prepare et redige en anglais a la demande expresse des parties.


                                                                         Page 17
                                                                Revised 97 05 12

IN WITNESS WHEREOF the parties have executed this Agreement.


This_________day of____________________,__________, in the city of______________

Province of___________________by the APLDS______________________________________

                                                              PLEASE INSERT NAME


Witnessed by:                                  )
                                               )  Per                 Signature
                                                      ---------------
                                               )                      Name
---------------------------                           ---------------
(Signature of Witness)                         )                      Title
                                                      ---------------
                                               )
                                               )
---------------------------
(Name of Witness)                              )
                                                  ------------------------------
                                               )  (PLEASE PRINT OR TYPE NAME
                                               )  AND TITLE OF PERSON WHO
---------------------------
(Address)                                      )  ACTUALLY SIGNS)


                                       AND


This_________day of____________________,__________, in the city of______________

Province of___________________by the BC TEL_____________________________________

                                                              PLEASE INSERT NAME


Witnessed by:                                  )
                                               )  Per                 Signature
                                                      ---------------
                                               )                      Name
---------------------------                           ---------------
(Signature of Witness)                         )                      Title
                                                      ---------------
                                               )
                                               )
---------------------------
(Name of Witness)                              )
                                                  ------------------------------
                                               )  (PLEASE PRINT OR TYPE NAME
                                               )  AND TITLE OF PERSON WHO
---------------------------
(Address)                                      )  ACTUALLY SIGNS)




                                                                         Page 18
                                                                Revised 97 05 12